14. Other Liabilities	12 Months Ended
Jun. 30, 2023
Notes
14. Other Liabilities

14.Other Liabilities

On January 30, 2023, the Company granted 470,000 RSUs to various directors, of which 400,000 RSUs contained the Put Right Option where the directors can elect to settle in cash or in equity. These RSUs vest at various stages pending conditions of certain milestones. These RSUs with the Put Right Option are classified as other liabilities on the consolidated statements of financial position.

As at June 30, 2023, these RSUs were measured at a fair value of $820,612 based on a put right exercise price (the “Put Right Exercise Price”) of USD $2.50. During the year ended June 30, 2023, the fair value of these RSUs was recorded as stock-based compensation on the consolidated statements of loss and comprehensive loss.